Supplement to the currently effective Statement of Additional Information for the listed fund:
--------------------------------------------------------------------------------

Scudder Technology Innovation Fund-Class AARP and Class S

The following replaces the performance of the Scudder Technology Innovation Fund in the Average Annual Total Return table in the "Performance" section of the Fund's Statement of Additional Information:

          Average Annual Total Return for the Period Ended May 31, 2002


Fund/Share Class                         1-Year                From Inception**+
----------------                         ------                --------------
Technology Innovation Fund
Class AARP*                             -43.48%                       2.18%
Class S                                 -43.50%                       2.15%

* The performance of the Class AARP shares represents its historical performance since inception (October 2, 2000). Returns of the fund's Class AARP shares, for periods prior to October 2, 2000, reflect the historical performance of the fund's Class S shares (the fund's original share class) during such periods.

**   Total returns would have been lower had certain expenses not been reduced.

+    The fund commenced operations on March 2, 1998.



May 6, 2003